UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Stony Hill Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55523

(Commission File Number)

81-1699502

(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 1000

Beverly Hills, California 90212

(Address of principal executive offices)(Zip Code)

(310) 356-7374

Registrant’s telephone number, including area code

 ________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Colorado Marketing Agreement and License

On May 25, 2017, Stony Hill Corp., a Nevada corporation (the “Company”), announced that it had entered into a Marketing Agreement (the “Agreement”), effective May 15, 2017, with BTE LLC, a Colorado limited liability company (“BTE”), pursuant to which, the Company licensed the name and phrase “Damian Marley’s Stony Hill” to BTE for use in the State of Colorado for a term which expires on February 28, 2018.

BTE operates a retail cannabis businesses in Colorado, and has agreed to rename the its retail business located at 1269 Elati St., Denver, Colorado, to “Damian Marley’s Stony Hill by Tru Cannabis.” As consideration for the license, BTE is obligated to a cash fee to the Company for each retail location in Colorado in which it uses the “Damian Marley’s Stony Hill” name. Additionally, if BTE sells a dispensary, BTE is obligated to pay the Company that amount equal to a percentage of the net profits of the sale. The Company has requested confidential treatment from the Secuities and Exchange Commission for the amount of cash fee(s) and the percentage payable by BTE to the Company.

Oregon Marketing Agreement and License

On May 25, 2017, Stony Hill Corp., a Nevada corporation (the “Company”), announced that it had entered into a Marketing Agreement (the “Agreement”), effective May 15, 2017, with SBR Broadway Retail LLC, a Colorado limited liability company (“SBR”), pursuant to which, the Company licensed the name and phrase “Damian Marley’s Stony Hill” to SBR for use in the State of Oregon for a term which expires on February 28, 2018.

SBR operates a retail cannabis businesses in Oregon, and has agreed to rename the its retail business located at 801 NE Broadway St., Portland, Oregon, to “Damian Marley’s Stony Hill by Tru Cannabis.” As consideration for the license, SBR is obligated to a cash fee to the Company for each retail location in Colorado in which it uses the “Damian Marley’s Stony Hill” name. Additionally, if SBR sells a dispensary, SBR is obligated to pay the Company that amount equal to a percentage of the net profits of the sale. The Company has requested confidential treatment from the Secuities and Exchange Commission for the amount of cash fee(s) and the percentage payable by SBR to the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Marketing Agreement, effective May 15, 2017, by and between Stony Hill Corp., a Nevada corporation, and BTE LLC, a Colorado limited liability company (1)
10.2	Marketing Agreement, effective May 15, 2017, by and between Stony Hill Corp., a Nevada corporation, and SBR Broadway Retail LLC, a Colorado limited liability company (1)

_______________

(1) To be filed by amendment to this Current Report on Form 8-K upon approval of confidential treatment and omission of certain portions of this agreement based upon a request for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stony Hill Corp.

Date: May 30, 2017	By:	/s/ John Brady
	Name:	John Brady
	Title:	Secretary

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